UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 205

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported )	January 1, 2008

Barrington Broadcasting Group LLC
(Exact name of registrant as specified in its charter)

Delaware	333-140510	20-4841532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 W. Higgins Road, Suite 155, Hoffman Estates, Illinois	60169
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(847) 884-1877

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On December 30, 2003, Barrington Broadcasting LLC (“Barrington”) entered into a Management Agreement (the “Management Agreement) with Barrington Broadcasting Company, LLC (“Barrington Company”), which is owned by K. James Yager, Chris Cornelius, Warren Spector, Keith Bland and Mary Flodin, our executive management team. Pursuant tothe Management Agreement, Barrington Company was retained as the exclusive manager of the television stations owned by and acquired by Barrington Broadcasting Group LLC (the “Company”). The term of the Management Agreement expired on December 31, 2007.  In connection with the expiration of the Management Agreement, as of January 1, 2008, the Company entered into employment agreements with each of K. James Yager, its Chief Executive Officer, Chris Cornelius, its Chief Operating Officer, Warren Spector, its Chief Financial Officer, Keith Bland, its Vice President and Mary Flodin, its Vice President.  The material terms of these employment agreements are summarized below.

K. James Yager

Mr. Yager’s employment agreement provides for the employment of Mr. Yager as the Company’s Chief Executive Officer through December 31, 2010, unless sooner terminated pursuant to the terms thereof.  The employment agreement provides that Mr. Yager will receive an annual base salary of $425,000, subject to annual review by the compensation committee, and he will be eligible for an annual bonus if the Company meets certain annual financial targets.  If Mr. Yager’s employment is terminated without cause or Mr. Yager leaves for good reason during the term of his employment agreement or during the one year period following a change of control, he is entitled to receive a lump sum payment equal to the greater of (x) $550,000 or (y) his then current annual salary.  In the event of Mr. Yager’s permanent incapacity or death, he is entitled to receive (a) all compensation accrued but unpaid through the date of such event, (b) an amount equal to his annual bonus for the year in which such event occurred, prorated for the partial fiscal year during which Mr. Yager worked, (c) six months of his then current annual salary and (d) the amounts specified in any benefit and insurance plans applicable to Mr. Yager as being payable in the event of the permanent incapacity, disability or death of Mr. Yager.  The employment agreement also restricts Mr. Yager for a period of eighteen months from the termination date of the employment agreement, subject to certain limited exceptions, from: (a) performing managerial or employee services for any person that directly or indirectly compete with the Company’s business within the television markets then operated by the Company, (b) having any interest in any business that competes with the business of the Company, (c) soliciting the employees of the Company to leave the Company, or (d) soliciting the customers or clients or prospective customers or clients of the Company on behalf of any person in connection with any business that competes with the Company’s business.

Chris Cornelius

Mr. Cornelius’ employment agreement provides for the employment of Mr. Cornelius as the Company’s Chief Operating Officer through December 31, 2010, unless sooner terminated pursuant to the terms thereof.  The employment agreement provides that Mr. Cornelius will receive an annual base salary of $375,000, subject to annual review by the compensation committee, and he will be eligible for an annual bonus if the Company meets certain annual financial targets.  If Mr. Cornelius’s employment is terminated without cause or Mr. Cornelius leaves for good reason during the term of his employment agreement or during the one year period following a change of control, he is entitled to receive a lump sum payment equal to his then current annual salary.  In the event of Mr. Cornelius’s permanent incapacity or death, he is entitled to receive (a) all compensation accrued but unpaid through the date of such event, (b) an amount equal to his annual bonus for the year in which such event occurred, prorated for the partial fiscal year during which Mr. Cornelius worked and (c) the amounts specified in any benefit and insurance plans applicable to Mr. Cornelius as being payable in the event of the permanent incapacity, disability or death of Mr. Cornelius.  The employment agreement also restricts Mr. Cornelius for a period of eighteen months from the termination date of the employment agreement, subject to certain limited exceptions, from: (a) performing managerial or employee services for any person that directly or indirectly compete with the Company’s business within the television markets then operated by the Company, (b) having any interest in any business that competes with the business of the Company, (c) soliciting the employees of the Company to leave the Company, or (d) soliciting the customers or clients or prospective customers or clients of the Company on behalf of any person in connection with any business that competes with the Company’s business.

Warren Spector

Mr. Spector’s employment agreement provides for the employment of Mr. Spector as the Company’s Chief Financial Officer through December 31, 2010, unless sooner terminated pursuant to the terms thereof.  The employment agreement provides that Mr. Spector will receive an annual base salary of $350,000, subject to annual review by the compensation committee, and he will be eligible for an annual bonus if the Company meets certain annual financial targets.  If Mr. Spector’s employment is terminated without cause or Mr. Spector leaves for good reason during the term of his employment agreement or during the one year period following a change of control, he is entitled to receive a lump sum payment equal to his then current annual salary.  In the event of Mr. Spector’s permanent incapacity or death, he is entitled to receive (a) all compensation accrued but unpaid through the date of such event, (b) an amount equal to his annual bonus for the year in which such event occurred, prorated for the partial fiscal year during which Mr. Spector worked and (c) the amounts specified in any benefit and insurance plans applicable to Mr. Spector as being payable in the event of the permanent incapacity, disability or death of Mr. Spector.  The employment agreement also restricts Mr. Spector for a period of eighteen months from the termination date of the employment agreement, subject to certain limited exceptions, from: (a) performing managerial or employee services for any person that directly or indirectly compete with the Company’s business within the television markets then operated by the Company, (b) having any interest in any business that competes with the business of the Company, (c) soliciting the employees of the Company to leave the Company, or (d) soliciting the customers or clients or prospective customers or clients of the Company on behalf of any person in connection with any business that competes with the Company’s business.

Keith Bland

Mr. Bland’s employment agreement provides for the employment of Mr. Bland as the Company’s Vice President through December 31, 2010, unless sooner terminated pursuant to the terms thereof.  The employment agreement provides that Mr. Bland will receive an annual base salary of $165,000, subject to annual review by the compensation committee, and he will be eligible for an annual bonus if the Company meets certain annual financial targets.  If Mr. Bland’s employment is terminated without cause or Mr. Bland leaves for good reason during the term of his employment agreement or during the one year period following a change of control, he is entitled to receive a lump sum payment equal to his then current annual salary.  In the event of Mr. Bland’s permanent incapacity or death, he is entitled to receive (a) all compensation accrued but unpaid through the date of such event, (b) an amount equal to his annual bonus for the year in which such event occurred, prorated for the partial fiscal year during which Mr. Bland worked and (c) the amounts specified in any benefit and insurance plans applicable to Mr. Bland as being payable in the event of the permanent incapacity, disability or death of Mr. Bland.  The employment agreement also restricts Mr. Bland for a period of eighteen months from the termination date of the employment agreement, subject to certain limited exceptions, from: (a) performing managerial or employee services for any person that directly or indirectly compete with the Company’s business within the television markets then operated by the Company, (b) having any interest in any business that competes with the business of the Company, (c) soliciting the employees of the Company to leave the Company, or (d) soliciting the customers or clients or prospective customers or clients of the Company on behalf of any person in connection with any business that competes with the Company’s business.

Mary Flodin

Ms. Flodin’s employment agreement provides for the employment of Ms. Flodin as the Company’s Vice President through December 31, 2010, unless sooner terminated pursuant to the terms thereof.  The employment agreement provides that Ms. Flodin will receive an annual base salary of $155,000, subject to annual review by the compensation committee, and she will be eligible for an annual bonus if the Company meets certain annual financial targets.  If Ms. Flodin’s employment is terminated without cause or Ms. Flodin leaves for good reason during the term of her employment agreement or during the one year period following a change of control, she is entitled to receive a lump sum payment equal to her then current annual salary.  In the event of Ms. Flodin’s permanent incapacity or death, she is entitled to receive (a) all compensation accrued but unpaid through the date of such event, (b) an amount equal to her annual bonus for the year in which such event occurred, prorated for the partial fiscal year during which Ms. Flodin worked and (c) the amounts specified in any benefit and insurance plans applicable to Ms. Flodin as being payable in the event of the permanent incapacity, disability or death of Ms. Flodin.  The employment agreement also restricts Ms. Flodin for a period of eighteen months from the termination date of the employment agreement, subject to certain limited exceptions, from: (a) performing managerial or employee services for any person that directly or indirectly compete with the Company’s business within the television markets then operated by the Company,  (b) having any interest in any business that competes with the business of the Company, (c) soliciting the employees of the Company to leave the Company, or (d) soliciting the customers or clients or prospective customers or clients of the Company on behalf of any person in connection with any business that competes with the Company’s business.

In addition, on January 1, 2008, Pilot Group LP (“Pilot Group”) and Barrington Company entered into the First Amendment to the Amended and Restated Limited Liability Company Operating Agreement (as amended, the “Parent Operating Agreement”) of Barrington.  Pursuant to the Parent Operating Agreement, Barrington Company’s contingent profits interest in Barrington was amended, requiring Barrington to make distributions from capital events as follows:

        (i)    first, to Pilot Group until it has received a return of all of its capital contributions to Barrington;

        (ii)   second, 95% to Pilot Group and 5% to Barrington Company, until Pilot Group has received an amount, calculated like interest at a rate of 9% per annum, on all of its capital contributions to Barrington, which amount is calculated from the date of any such capital contribution;

        (iii)  third, 100% to Barrington Company, until Barrington Company has received a cumulative distribution pursuant to clause (ii) above and this clause (iii) equal to 11% of the amounts distributed pursuant to clause (ii) above and this clause (iii); and

        (iv)  fourth, 89% to Pilot Group and 11% to Barrington Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRINGTON BROADCASTING GROUP LLC

By:	/s/ Warren Spector
	Name:	Warren Spector
	Title:	Chief Financial Officer

Date: January 7, 2008